Exhibit 99.2

1Q24 Quarterly Supplement

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA
Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

	Quarter ended					Mar 31, 2024 % Change from
(in millions, except ratios and per share amounts)	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023
Selected Income Statement Data
Total revenue	$20,863	20,478	20,857	20,533	20,729	2%	1
Noninterest expense	14,338	15,786	13,113	12,987	13,676	(9)	5
Pre-tax pre-provision profit (PTPP) (1)	6,525	4,692	7,744	7,546	7,053	39	(7)
Provision for credit losses (2)	938	1,282	1,197	1,713	1,207	(27)	(22)
Wells Fargo net income	4,619	3,446	5,767	4,938	4,991	34	(7)
Wells Fargo net income applicable to common stock	4,313	3,160	5,450	4,659	4,713	36	(8)

Common Share Data
Diluted earnings per common share	1.20	0.86	1.48	1.25	1.23	40	(2)
Dividends declared per common share	0.35	0.35	0.35	0.30	0.30	—	17
Common shares outstanding	3,501.7	3,598.9	3,637.9	3,667.7	3,763.2	(3)	(7)
Average common shares outstanding	3,560.1	3,620.9	3,648.8	3,699.9	3,785.6	(2)	(6)
Diluted average common shares outstanding	3,600.1	3,657.0	3,680.6	3,724.9	3,818.7	(2)	(6)
Book value per common share (3)	$46.40	46.25	44.37	43.87	43.02	—	8
Tangible book value per common share (3)(4)	39.17	39.23	37.43	36.53	35.87	—	9

Selected Equity Data (period-end)
Total equity	182,674	187,443	182,373	181,952	183,220	(3)	—
Common stockholders' equity	162,481	166,444	161,424	160,916	161,893	(2)	—
Tangible common equity (4)	137,163	141,193	136,153	133,990	134,992	(3)	2

Performance Ratios
Return on average assets (ROA) (5)	0.97%	0.72	1.21	1.05	1.09
Return on average equity (ROE) (6)	10.5	7.6	13.3	11.4	11.7
Return on average tangible common equity (ROTCE) (4)	12.3	9.0	15.9	13.7	14.0
Efficiency ratio (7)	69	77	63	63	66
Net interest margin on a taxable-equivalent basis	2.81	2.92	3.03	3.09	3.20
Average deposit cost	1.74	1.58	1.36	1.13	0.83
(1)Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)Includes provision for credit losses for loans, debt securities, and other financial assets.
(3)Book value per common share is common stockholders' equity divided by common shares outstanding. Tangible book value per common share is tangible common equity divided by common shares outstanding.
(4)Tangible common equity, tangible book value per common share, and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” tables on pages 24 and 25.
(5)Represents Wells Fargo net income divided by average assets.
(6)Represents Wells Fargo net income applicable to common stock divided by average common stockholders’ equity.
(7)The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA (continued)

	Quarter ended					Mar 31, 2024 % Change from
($ in millions, unless otherwise noted)	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023
Selected Balance Sheet Data (average)
Loans	$928,075	938,041	943,193	945,906	948,651	(1)%	(2)
Assets	1,916,974	1,907,535	1,891,883	1,878,253	1,863,676	—	3
Deposits	1,341,628	1,340,916	1,340,307	1,347,449	1,356,694	—	(1)

Selected Balance Sheet Data (period-end)
Debt securities	506,280	490,458	490,726	503,468	511,597	3	(1)
Loans	922,784	936,682	942,424	947,960	947,991	(1)	(3)
Allowance for credit losses for loans	14,862	15,088	15,064	14,786	13,705	(1)	8
Equity securities	59,556	57,336	56,026	67,471	60,610	4	(2)
Assets	1,959,153	1,932,468	1,909,261	1,876,320	1,886,400	1	4
Deposits	1,383,147	1,358,173	1,354,010	1,344,584	1,362,629	2	2

Headcount (#) (period-end)	224,824	225,869	227,363	233,834	235,591	—	(5)

Capital and other metrics (1)
Risk-based capital ratios and components (2):
Standardized Approach:
Common Equity Tier 1 (CET1)	11.2%	11.4	11.0	10.7	10.8
Tier 1 capital	12.7	13.0	12.6	12.2	12.3
Total capital	15.4	15.7	15.3	15.0	15.1
Risk-weighted assets (RWAs) (in billions)	$1,220.7	1,231.7	1,237.1	1,250.7	1,243.8	(1)	(2)

Advanced Approach:
Common Equity Tier 1 (CET1)	12.4%	12.6	12.0	12.0	12.0
Tier 1 capital	14.1	14.3	13.7	13.7	13.7
Total capital	16.2	16.4	15.8	15.8	15.9
Risk-weighted assets (RWAs) (in billions)	$1,098.6	1,114.3	1,130.8	1,118.4	1,117.9	(1)	(2)

Tier 1 leverage ratio	8.2%	8.5	8.3	8.3	8.4
Supplementary Leverage Ratio (SLR)	6.9	7.1	6.9	6.9	7.0
Total Loss Absorbing Capacity (TLAC) Ratio (3)	25.1	25.0	24.0	23.1	23.3
Liquidity Coverage Ratio (LCR) (4)	126	125	123	123	122
(1)Ratios and metrics for March 31, 2024, are preliminary estimates.
(2)See the tables on pages 26 and 27 for more information on CET1, tier 1 capital, and total capital.
(3)Represents TLAC divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches.
(4)Represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended					Mar 31, 2024 % Change from
(in millions, except per share amounts)	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023
Interest income	$22,840	22,839	22,093	20,830	19,356	—%	18
Interest expense	10,613	10,068	8,988	7,667	6,020	5	76
Net interest income	12,227	12,771	13,105	13,163	13,336	(4)	(8)
Noninterest income
Deposit-related fees	1,230	1,202	1,179	1,165	1,148	2	7
Lending-related fees	367	366	372	352	356	—	3
Investment advisory and other asset-based fees	2,331	2,169	2,224	2,163	2,114	7	10
Commissions and brokerage services fees	626	619	567	570	619	1	1
Investment banking fees	627	455	492	376	326	38	92
Card fees	1,061	1,027	1,098	1,098	1,033	3	3
Mortgage banking	230	202	193	202	232	14	(1)
Net gains from trading activities	1,454	1,070	1,265	1,122	1,342	36	8
Net gains (losses) from debt securities	(25)	—	6	4	—	NM	NM
Net gains (losses) from equity securities	18	35	(25)	(94)	(357)	(49)	105
Lease income	421	292	291	307	347	44	21
Other	296	270	90	105	233	10	27
Total noninterest income	8,636	7,707	7,752	7,370	7,393	12	17
Total revenue	20,863	20,478	20,857	20,533	20,729	2	1
Provision for credit losses (1)	938	1,282	1,197	1,713	1,207	(27)	(22)
Noninterest expense
Personnel	9,492	9,181	8,627	8,606	9,415	3	1
Technology, telecommunications and equipment	1,053	1,076	975	947	922	(2)	14
Occupancy	714	740	724	707	713	(4)	—
Operating losses	633	355	329	232	267	78	137
Professional and outside services	1,101	1,242	1,310	1,304	1,229	(11)	(10)
Leases (2)	164	168	172	180	177	(2)	(7)
Advertising and promotion	197	259	215	184	154	(24)	28
Other	984	2,765	761	827	799	(64)	23
Total noninterest expense	14,338	15,786	13,113	12,987	13,676	(9)	5
Income before income tax expense (benefit)	5,587	3,410	6,547	5,833	5,846	64	(4)
Income tax expense (benefit)	964	(100)	811	930	966	NM	—
Net income before noncontrolling interests	4,623	3,510	5,736	4,903	4,880	32	(5)
Less: Net income (loss) from noncontrolling interests	4	64	(31)	(35)	(111)	(94)	104
Wells Fargo net income	$4,619	3,446	5,767	4,938	4,991	34%	(7)
Less: Preferred stock dividends and other	306	286	317	279	278	7	10
Wells Fargo net income applicable to common stock	$4,313	3,160	5,450	4,659	4,713	36%	(8)
Per share information
Earnings per common share	$1.21	0.87	1.49	1.26	1.24	39%	(2)
Diluted earnings per common share	1.20	0.86	1.48	1.25	1.23	40	(2)
NM – Not meaningful
(1)Includes provision for credit losses for loans, debt securities, and other financial assets.
(2)Represents expenses for assets we lease to customers.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

						Mar 31, 2024 % Change from
(in millions)	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023
Assets
Cash and due from banks	$30,180	33,026	30,815	31,915	31,958	(9)%	(6)
Interest-earning deposits with banks	239,467	204,193	187,081	123,418	130,478	17	84
Federal funds sold and securities purchased under resale agreements	68,751	80,456	70,431	66,500	67,288	(15)	2
Debt securities:
Trading, at fair value	109,324	97,302	97,075	96,857	90,052	12	21
Available-for-sale, at fair value	138,245	130,448	126,437	134,251	144,398	6	(4)
Held-to-maturity, at amortized cost	258,711	262,708	267,214	272,360	277,147	(2)	(7)
Loans held for sale	5,473	4,936	4,308	6,029	6,199	11	(12)
Loans	922,784	936,682	942,424	947,960	947,991	(1)	(3)
Allowance for loan losses	(14,421)	(14,606)	(14,554)	(14,258)	(13,120)	1	(10)
Net loans	908,363	922,076	927,870	933,702	934,871	(1)	(3)
Mortgage servicing rights	8,248	8,508	9,526	9,345	9,950	(3)	(17)
Premises and equipment, net	9,426	9,266	8,559	8,392	8,416	2	12
Goodwill	25,173	25,175	25,174	25,175	25,173	—	—
Derivative assets	17,653	18,223	21,096	17,990	17,117	(3)	3
Equity securities	59,556	57,336	56,026	67,471	60,610	4	(2)
Other assets	80,583	78,815	77,649	82,915	82,743	2	(3)
Total assets	$1,959,153	1,932,468	1,909,261	1,876,320	1,886,400	1	4
Liabilities
Noninterest-bearing deposits	$356,162	360,279	384,330	402,322	434,912	(1)	(18)
Interest-bearing deposits	1,026,985	997,894	969,680	942,262	927,717	3	11
Total deposits	1,383,147	1,358,173	1,354,010	1,344,584	1,362,629	2	2
Short-term borrowings (1)	109,014	89,559	93,330	84,255	81,007	22	35
Derivative liabilities	17,116	18,495	23,463	21,431	16,897	(7)	1
Accrued expenses and other liabilities	79,438	71,210	66,050	73,466	69,181	12	15
Long-term debt (2)	187,764	207,588	190,035	170,632	173,466	(10)	8
Total liabilities	1,776,479	1,745,025	1,726,888	1,694,368	1,703,180	2	4
Equity
Wells Fargo stockholders’ equity:
Preferred stock	18,608	19,448	19,448	19,448	19,448	(4)	(4)
Common stock – $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares	9,136	9,136	9,136	9,136	9,136	—	—
Additional paid-in capital	60,131	60,555	60,365	60,173	59,946	(1)	—
Retained earnings	203,870	201,136	199,287	195,164	191,688	1	6
Accumulated other comprehensive income (loss)	(12,546)	(11,580)	(15,877)	(13,441)	(12,572)	(8)	—
Treasury stock (3)	(98,256)	(92,960)	(91,215)	(89,860)	(86,049)	(6)	(14)
Unearned ESOP shares	—	—	(429)	(429)	(429)	NM	100
Total Wells Fargo stockholders’ equity	180,943	185,735	180,715	180,191	181,168	(3)	—
Noncontrolling interests	1,731	1,708	1,658	1,761	2,052	1	(16)
Total equity	182,674	187,443	182,373	181,952	183,220	(3)	—
Total liabilities and equity	$1,959,153	1,932,468	1,909,261	1,876,320	1,886,400	1	4
NM – Not meaningful
(1)Includes $8.0 billion, $0.0 billion, $0.0 billion, $2.0 billion, and $5.0 billion of Federal Home Loan Bank (FHLB) advances at March 31, 2024, and December 31, September 30, June 30, and March 31, 2023, respectively.
(2)Includes $20.0 billion, $38.0 billion, $36.0 billion, $23.0 billion, and $24.0 billion of FHLB advances at March 31, 2024, and December 31, September 30, June 30, and March 31, 2023, respectively.
(3)Number of shares of treasury stock were 1,980,132,879, 1,882,948,892, 1,843,884,672, 1,814,145,600, and 1,718,587,875 at March 31, 2024, and December 31, September 30, June 30, and March 31, 2023, respectively.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES AND INTEREST RATES (TAXABLE-EQUIVALENT BASIS) (1)

	Quarter ended					Mar 31, 2024 % Change from
($ in millions)	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023
Average Balances

Assets
Interest-earning deposits with banks	$207,568	193,647	158,893	129,236	114,858	7%	81
Federal funds sold and securities purchased under resale agreements	69,719	72,626	68,715	69,505	68,633	(4)	2
Trading debt securities	112,170	109,340	109,802	102,605	96,405	3	16
Available-for-sale debt securities	139,986	136,389	139,511	149,320	145,894	3	(4)
Held-to-maturity debt securities	264,755	268,905	273,948	279,093	279,955	(2)	(5)
Loans held for sale	5,835	4,990	5,437	6,031	6,611	17	(12)
Loans	928,075	938,041	943,193	945,906	948,651	(1)	(2)
Equity securities	21,350	22,198	25,019	27,891	28,651	(4)	(25)
Other	8,940	8,861	8,565	10,118	11,043	1	(19)
Total interest-earning assets	1,758,398	1,754,997	1,733,083	1,719,705	1,700,701	—	3
Total noninterest-earning assets	158,576	152,538	158,800	158,548	162,975	4	(3)
Total assets	$1,916,974	1,907,535	1,891,883	1,878,253	1,863,676	—	3
Liabilities
Interest-bearing deposits	$996,874	974,890	953,500	936,886	920,226	2	8
Short-term borrowings	94,988	92,032	90,078	83,059	58,496	3	62
Long-term debt	197,116	196,213	181,955	170,843	172,567	—	14
Other liabilities	32,821	31,342	32,564	34,496	33,427	5	(2)
Total interest-bearing liabilities	1,321,799	1,294,477	1,258,097	1,225,284	1,184,716	2	12
Noninterest-bearing deposits	344,754	366,026	386,807	410,563	436,468	(6)	(21)
Other noninterest-bearing liabilities	63,752	61,179	62,151	57,963	58,195	4	10
Total liabilities	1,730,305	1,721,682	1,707,055	1,693,810	1,679,379	1	3
Total equity	186,669	185,853	184,828	184,443	184,297	—	1
Total liabilities and equity	$1,916,974	1,907,535	1,891,883	1,878,253	1,863,676	—	3

Average Interest Rates

Interest-earning assets
Interest-earning deposits with banks	4.99%	4.98	4.81	4.50	4.12
Federal funds sold and securities purchased under resale agreements	5.28	5.30	5.13	4.73	4.12
Trading debt securities	4.08	3.82	3.86	3.50	3.33
Available-for-sale debt securities	3.99	3.87	3.92	3.72	3.54
Held-to-maturity debt securities	2.70	2.69	2.65	2.62	2.55
Loans held for sale	7.82	6.75	6.40	6.22	5.90
Loans	6.38	6.35	6.23	5.99	5.69
Equity securities	2.82	2.99	2.42	2.79	2.39
Other	5.14	4.99	4.93	4.76	4.60
Total interest-earning assets	5.24	5.20	5.09	4.88	4.62
Interest-bearing liabilities
Interest-bearing deposits	2.34	2.17	1.92	1.63	1.22
Short-term borrowings	5.16	5.10	4.99	4.64	3.95
Long-term debt	6.80	6.78	6.67	6.31	5.83
Other liabilities	2.88	2.87	2.54	2.41	2.16
Total interest-bearing liabilities	3.22	3.09	2.84	2.51	2.05

Interest rate spread on a taxable-equivalent basis (2)	2.02	2.11	2.25	2.37	2.57
Net interest margin on a taxable-equivalent basis (2)	2.81	2.92	3.03	3.09	3.20
(1)The average balance amounts represent amortized costs. The average interest rates are based on interest income or expense amounts for the period and are annualized, if applicable. Interest rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes taxable-equivalent adjustments of $89 million, $104 million, $104 million, $105 million, and $107 million for the quarters ended March 31, 2024, and December 31, September 30, June 30, and March 31, 2023, respectively, predominantly related to tax-exempt income on certain loans and securities. The federal statutory tax rate utilized was 21% for the periods presented.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (1)

					Quarter ended March 31, 2024
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$7,110	2,278	2,027	869	32	(89)	12,227
Noninterest income	1,981	874	2,955	2,873	291	(338)	8,636
Total revenue	9,091	3,152	4,982	3,742	323	(427)	20,863
Provision for credit losses	788	143	5	3	(1)	—	938
Noninterest expense	6,024	1,679	2,330	3,230	1,075	—	14,338
Income (loss) before income tax expense (benefit)	2,279	1,330	2,647	509	(751)	(427)	5,587
Income tax expense (benefit)	573	341	666	128	(317)	(427)	964
Net income (loss) before noncontrolling interests	1,706	989	1,981	381	(434)	—	4,623
Less: Net income from noncontrolling interests	—	3	—	—	1	—	4
Net income (loss)	$1,706	986	1,981	381	(435)	—	4,619

					Quarter ended December 31, 2023
Net interest income	$7,629	2,525	2,359	906	(544)	(104)	12,771
Noninterest income	1,890	843	2,376	2,754	284	(440)	7,707
Total revenue	9,519	3,368	4,735	3,660	(260)	(544)	20,478
Provision for credit losses	790	40	498	(19)	(27)	—	1,282
Noninterest expense	6,046	1,630	2,132	3,023	2,955	—	15,786
Income (loss) before income tax expense (benefit)	2,683	1,698	2,105	656	(3,188)	(544)	3,410
Income tax expense (benefit)	672	423	523	165	(1,339)	(544)	(100)
Net income (loss) before noncontrolling interests	2,011	1,275	1,582	491	(1,849)	—	3,510
Less: Net income from noncontrolling interests	—	2	—	—	62	—	64
Net income (loss)	$2,011	1,273	1,582	491	(1,911)	—	3,446

					Quarter ended March 31, 2023
Net interest income	$7,433	2,489	2,461	1,044	16	(107)	13,336
Noninterest income	1,931	818	2,441	2,637	5	(439)	7,393
Total revenue	9,364	3,307	4,902	3,681	21	(546)	20,729
Provision for credit losses	867	(43)	252	11	120	—	1,207
Noninterest expense	6,038	1,752	2,217	3,061	608	—	13,676
Income (loss) before income tax expense (benefit)	2,459	1,598	2,433	609	(707)	(546)	5,846
Income tax expense (benefit)	618	399	615	152	(272)	(546)	966
Net income (loss) before noncontrolling interests	1,841	1,199	1,818	457	(435)	—	4,880
Less: Net income (loss) from noncontrolling interests	—	3	—	—	(114)	—	(111)
Net income (loss)	$1,841	1,196	1,818	457	(321)	—	4,991
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT

	Quarter ended					Mar 31, 2024 % Change from
($ in millions)	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023
Income Statement
Net interest income	$7,110	7,629	7,633	7,490	7,433	(7)%	(4)
Noninterest income:
Deposit-related fees	677	694	670	666	672	(2)	1
Card fees	990	960	1,027	1,022	958	3	3
Mortgage banking	193	115	105	132	160	68	21
Other	121	121	146	145	141	—	(14)
Total noninterest income	1,981	1,890	1,948	1,965	1,931	5	3
Total revenue	9,091	9,519	9,581	9,455	9,364	(4)	(3)
Net charge-offs	881	852	722	621	589	3	50
Change in the allowance for credit losses	(93)	(62)	46	253	278	(50)	NM
Provision for credit losses	788	790	768	874	867	—	(9)
Noninterest expense	6,024	6,046	5,913	6,027	6,038	—	—
Income before income tax expense	2,279	2,683	2,900	2,554	2,459	(15)	(7)
Income tax expense	573	672	727	640	618	(15)	(7)
Net income	$1,706	2,011	2,173	1,914	1,841	(15)	(7)
Revenue by Line of Business
Consumer, Small and Business Banking (1)	$6,092	6,554	6,546	6,448	6,374	(7)	(4)
Consumer Lending:
Home Lending	864	839	840	847	863	3	—
Credit Card (1)	1,496	1,449	1,494	1,449	1,417	3	6
Auto	300	334	360	378	392	(10)	(23)
Personal Lending	339	343	341	333	318	(1)	7
Total revenue	$9,091	9,519	9,581	9,455	9,364	(4)	(3)
Selected Balance Sheet Data (average)
Loans by Line of Business:
Consumer, Small and Business Banking (1)	$6,465	6,494	6,610	6,831	7,037	—	(8)
Consumer Lending:
Home Lending	214,335	216,733	218,546	220,641	222,561	(1)	(4)
Credit Card (1)	46,412	45,842	43,541	41,609	40,516	1	15
Auto	47,621	49,078	51,578	52,476	53,676	(3)	(11)
Personal Lending	14,896	15,386	15,270	14,794	14,518	(3)	3
Total loans	$329,729	333,533	335,545	336,351	338,308	(1)	(3)
Total deposits	773,248	779,490	801,061	823,339	841,265	(1)	(8)
Allocated capital	45,500	44,000	44,000	44,000	44,000	3	3

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Consumer, Small and Business Banking (1)	$6,584	6,735	6,746	6,937	7,111	(2)	(7)
Consumer Lending:
Home Lending	213,289	215,823	217,955	219,595	222,012	(1)	(4)
Credit Card (1)	46,867	46,735	44,409	42,415	40,547	—	16
Auto	46,692	48,283	50,407	52,175	53,244	(3)	(12)
Personal Lending	14,575	15,291	15,439	15,095	14,597	(5)	—
Total loans	$328,007	332,867	334,956	336,217	337,511	(1)	(3)
Total deposits	794,160	782,309	798,897	820,495	851,304	2	(7)
NM – Not meaningful
(1)In first quarter 2024, we transferred our small business credit card business from Consumer, Small and Business Banking to Credit Card. Prior period balances have been revised to conform with the current period presentation.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended					Mar 31, 2024 % Change from
($ in millions, unless otherwise noted)	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)	14.5%	17.6	19.1	16.9	16.5
Efficiency ratio (2)	66	64	62	64	64
Retail bank branches (#, period-end)	4,247	4,311	4,355	4,455	4,525	(1)%	(6)
Digital active customers (# in millions, period-end) (3)	35.5	34.8	34.6	34.2	34.3	2	3
Mobile active customers (# in millions, period-end) (3)	30.5	29.9	29.6	29.1	28.8	2	6

Consumer, Small and Business Banking:
Deposit spread (4)	2.5%	2.7	2.7	2.6	2.5
Debit card purchase volume ($ in billions) (5)	$121.5	126.1	124.5	124.9	117.3	(4)	4
Debit card purchase transactions (# in millions) (5)	2,442	2,546	2,550	2,535	2,369	(4)	3

Home Lending:
Mortgage banking:
Net servicing income	$91	113	41	62	84	(19)	8
Net gains on mortgage loan originations/sales	102	2	64	70	76	NM	34
Total mortgage banking	$193	115	105	132	160	68	21

Retail originations ($ in billions)	$3.5	4.5	6.4	7.7	5.6	(22)	(38)
% of originations held for sale (HFS)	43.5%	45.4	40.7	45.3	46.8
Third party mortgage loans serviced ($ in billions, period-end) (6)	$527.5	559.7	591.8	609.1	666.8	(6)	(21)
Mortgage servicing rights (MSR) carrying value (period-end)	7,249	7,468	8,457	8,251	8,819	(3)	(18)
Ratio of MSR carrying value (period-end) to third party mortgage loans serviced (period-end) (6)	1.37%	1.33	1.43	1.35	1.32
Home lending loans 30+ days delinquency rate (period-end) (7)(8)(9)	0.30	0.32	0.29	0.25	0.26

Credit Card (10):
Point of sale (POS) volume ($ in billions)	$39.1	41.2	39.4	38.3	34.2	(5)	14
New accounts (# in thousands)	651	655	714	618	579	(1)	12
Credit card loans 30+ days delinquency rate (period-end) (8)(9)	2.92%	2.80	2.61	2.31	2.18
Credit card loans 90+ days delinquency rate (period-end) (8)(9)	1.55	1.41	1.29	1.10	1.09

Auto:
Auto originations ($ in billions)	$4.1	3.3	4.1	4.8	5.0	24	(18)
Auto loans 30+ days delinquency rate (period-end) (8)(9)	2.36%	2.80	2.60	2.55	2.25

Personal Lending:
New volume ($ in billions)	$2.2	2.6	3.1	3.3	2.9	(15)	(24)
NM – Not meaningful
(1)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(2)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(3)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(4)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(5)Debit card purchase volume and transactions reflect combined activity for both consumer and business debit card purchases.
(6)Excludes residential mortgage loans subserviced for others.
(7)Excludes residential mortgage loans insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs (VA).
(8)Excludes loans held for sale.
(9)Delinquency balances exclude nonaccrual loans.
(10)In first quarter 2024, we transferred our small business credit card business from Consumer, Small and Business Banking to Credit Card. Prior period balances have been revised to conform with the current period presentation.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT

	Quarter ended					Mar 31, 2024 % Change from
($ in millions)	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023
Income Statement
Net interest income	$2,278	2,525	2,519	2,501	2,489	(10)%	(8)
Noninterest income:
Deposit-related fees	284	257	257	248	236	11	20
Lending-related fees	138	138	133	131	129	—	7
Lease income	149	155	153	167	169	(4)	(12)
Other	303	293	343	322	284	3	7
Total noninterest income	874	843	886	868	818	4	7
Total revenue	3,152	3,368	3,405	3,369	3,307	(6)	(5)
Net charge-offs	75	35	37	63	(39)	114	292
Change in the allowance for credit losses	68	5	15	(37)	(4)	NM	NM
Provision for credit losses	143	40	52	26	(43)	258	433
Noninterest expense	1,679	1,630	1,543	1,630	1,752	3	(4)
Income before income tax expense	1,330	1,698	1,810	1,713	1,598	(22)	(17)
Income tax expense	341	423	453	429	399	(19)	(15)
Less: Net income from noncontrolling interests	3	2	3	3	3	50	—
Net income	$986	1,273	1,354	1,281	1,196	(23)	(18)

Revenue by Line of Business
Middle Market Banking	$2,078	2,196	2,212	2,199	2,155	(5)	(4)
Asset-Based Lending and Leasing	1,074	1,172	1,193	1,170	1,152	(8)	(7)
Total revenue	$3,152	3,368	3,405	3,369	3,307	(6)	(5)

Revenue by Product
Lending and leasing	$1,309	1,337	1,321	1,332	1,324	(2)	(1)
Treasury management and payments	1,421	1,527	1,541	1,584	1,562	(7)	(9)
Other	422	504	543	453	421	(16)	—
Total revenue	$3,152	3,368	3,405	3,369	3,307	(6)	(5)

Selected Metrics
Return on allocated capital	14.3%	19.0	20.2	19.3	18.1
Efficiency ratio	53	48	45	48	53
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (continued)

	Quarter ended					Mar 31, 2024 % Change from
($ in millions)	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$163,273	162,877	164,182	165,980	163,210	—%	—
Commercial real estate	45,296	45,393	45,716	45,855	45,862	—	(1)
Lease financing and other	15,352	15,062	14,518	13,989	13,754	2	12
Total loans	$223,921	223,332	224,416	225,824	222,826	—	—

Loans by Line of Business:
Middle Market Banking	$119,273	118,971	120,509	122,204	121,625	—	(2)
Asset-Based Lending and Leasing	104,648	104,361	103,907	103,620	101,201	—	3
Total loans	$223,921	223,332	224,416	225,824	222,826	—	—

Total deposits	164,027	163,299	160,556	166,747	170,467	—	(4)
Allocated capital	26,000	25,500	25,500	25,500	25,500	2	2

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$166,842	163,797	165,094	168,492	166,853	2	—
Commercial real estate	45,292	45,534	45,663	45,784	45,895	(1)	(1)
Lease financing and other	15,526	15,443	15,014	14,435	13,851	1	12
Total loans	$227,660	224,774	225,771	228,711	226,599	1	—

Loans by Line of Business:
Middle Market Banking	$120,401	118,482	119,354	122,104	121,626	2	(1)
Asset-Based Lending and Leasing	107,259	106,292	106,417	106,607	104,973	1	2
Total loans	$227,660	224,774	225,771	228,711	226,599	1	—

Total deposits	168,547	162,526	160,368	164,764	169,827	4	(1)

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended					Mar 31, 2024 % Change from
($ in millions)	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023
Income Statement
Net interest income	$2,027	2,359	2,319	2,359	2,461	(14)%	(18)
Noninterest income:
Deposit-related fees	262	246	247	247	236	7	11
Lending-related fees	203	199	206	191	194	2	5
Investment banking fees	647	489	545	390	314	32	106
Net gains from trading activities	1,405	1,022	1,193	1,081	1,257	37	12
Other	438	420	413	363	440	4	—
Total noninterest income	2,955	2,376	2,604	2,272	2,441	24	21
Total revenue	4,982	4,735	4,923	4,631	4,902	5	2
Net charge-offs	196	376	105	83	17	(48)	NM
Change in the allowance for credit losses	(191)	122	219	850	235	NM	NM
Provision for credit losses	5	498	324	933	252	(99)	(98)
Noninterest expense	2,330	2,132	2,182	2,087	2,217	9	5
Income before income tax expense	2,647	2,105	2,417	1,611	2,433	26	9
Income tax expense	666	523	601	401	615	27	8
Net income	$1,981	1,582	1,816	1,210	1,818	25	9

Revenue by Line of Business
Banking:
Lending	$681	774	721	685	692	(12)	(2)
Treasury Management and Payments	686	742	747	762	785	(8)	(13)
Investment Banking	474	383	430	311	280	24	69
Total Banking	1,841	1,899	1,898	1,758	1,757	(3)	5
Commercial Real Estate	1,223	1,291	1,376	1,333	1,311	(5)	(7)
Markets:
Fixed Income, Currencies, and Commodities (FICC)	1,359	1,122	1,148	1,133	1,285	21	6
Equities	450	457	518	397	437	(2)	3
Credit Adjustment (CVA/DVA) and Other	19	(8)	(12)	14	71	338	(73)
Total Markets	1,828	1,571	1,654	1,544	1,793	16	2
Other	90	(26)	(5)	(4)	41	446	120
Total revenue	$4,982	4,735	4,923	4,631	4,902	5	2

Selected Metrics
Return on allocated capital	17.2%	13.4	15.5	10.2	15.9
Efficiency ratio	47	45	44	45	45
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended					Mar 31, 2024 % Change from
($ in millions)	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$185,432	191,014	191,128	190,529	193,770	(3)%	(4)
Commercial real estate	97,811	99,077	100,523	100,941	100,972	(1)	(3)
Total loans	$283,243	290,091	291,651	291,470	294,742	(2)	(4)

Loans by Line of Business:
Banking	$90,897	94,699	94,010	95,413	99,078	(4)	(8)
Commercial Real Estate	131,709	133,921	135,639	136,473	136,806	(2)	(4)
Markets	60,637	61,471	62,002	59,584	58,858	(1)	3
Total loans	$283,243	290,091	291,651	291,470	294,742	(2)	(4)
Trading-related assets:
Trading account securities	$121,347	118,938	122,376	118,462	112,628	2	8
Reverse repurchase agreements/securities borrowed	62,856	65,678	62,284	60,164	57,818	(4)	9
Derivative assets	17,033	19,308	19,760	17,522	17,928	(12)	(5)
Total trading-related assets	$201,236	203,924	204,420	196,148	188,374	(1)	7
Total assets	550,933	556,196	559,647	550,091	548,808	(1)	—
Total deposits	183,273	173,117	157,212	160,251	157,551	6	16
Allocated capital	44,000	44,000	44,000	44,000	44,000	—	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$178,986	189,379	190,547	190,317	191,020	(5)	(6)
Commercial real estate	96,611	98,053	99,783	101,028	100,797	(1)	(4)
Total loans	$275,597	287,432	290,330	291,345	291,817	(4)	(6)

Loans by Line of Business:
Banking	$86,066	93,987	93,723	93,596	97,178	(8)	(11)
Commercial Real Estate	129,627	131,968	133,939	136,257	135,728	(2)	(4)
Markets	59,904	61,477	62,668	61,492	58,911	(3)	2
Total loans	$275,597	287,432	290,330	291,345	291,817	(4)	(6)
Trading-related assets:
Trading account securities	$133,079	115,562	120,547	130,008	115,198	15	16
Reverse repurchase agreements/securities borrowed	62,019	63,614	64,240	59,020	57,502	(3)	8
Derivative assets	17,726	18,023	21,231	17,804	16,968	(2)	4
Total trading-related assets	$212,824	197,199	206,018	206,832	189,668	8	12
Total assets	553,105	547,203	557,642	559,520	542,168	1	2
Total deposits	195,969	185,142	162,776	158,770	158,564	6	24

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT SEGMENT

	Quarter ended					Mar 31, 2024 % Change from
($ in millions, unless otherwise noted)	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023
Income Statement
Net interest income	$869	906	1,007	1,009	1,044	(4)%	(17)
Noninterest income:
Investment advisory and other asset-based fees	2,267	2,111	2,164	2,110	2,061	7	10
Commissions and brokerage services fees	545	531	492	494	541	3	1
Other	61	112	39	35	35	(46)	74
Total noninterest income	2,873	2,754	2,695	2,639	2,637	4	9
Total revenue	3,742	3,660	3,702	3,648	3,681	2	2
Net charge-offs	6	—	1	(1)	(1)	NM	700
Change in the allowance for credit losses	(3)	(19)	(11)	25	12	84	NM
Provision for credit losses	3	(19)	(10)	24	11	116	(73)
Noninterest expense	3,230	3,023	3,006	2,974	3,061	7	6
Income before income tax expense	509	656	706	650	609	(22)	(16)
Income tax expense	128	165	177	163	152	(22)	(16)
Net income	$381	491	529	487	457	(22)	(17)

Selected Metrics
Return on allocated capital	22.7%	30.4	32.8	30.5	28.9
Efficiency ratio	86	83	81	82	83
Client assets ($ in billions, period-end):
Advisory assets	$939	891	825	850	825	5	14
Other brokerage assets and deposits	1,247	1,193	1,123	1,148	1,104	5	13
Total client assets	$2,186	2,084	1,948	1,998	1,929	5	13

Selected Balance Sheet Data (average)
Total loans	$82,483	82,181	82,195	83,045	83,621	—	(1)
Total deposits	101,474	102,130	107,500	112,360	126,604	(1)	(20)
Allocated capital	6,500	6,250	6,250	6,250	6,250	4	4

Selected Balance Sheet Data (period-end)
Total loans	$82,999	82,555	82,331	82,456	82,817	1	—
Total deposits	102,478	103,902	103,255	108,532	117,252	(1)	(13)
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE (1)

	Quarter ended					Mar 31, 2024 % Change from
($ in millions)	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023
Income Statement
Net interest income	$32	(544)	(269)	(91)	16	106%	100
Noninterest income	291	284	21	121	5	2	NM
Total revenue	323	(260)	(248)	30	21	224	NM
Net charge-offs	(1)	(5)	(1)	(2)	(2)	80	50
Change in the allowance for credit losses	—	(22)	64	(142)	122	100	(100)
Provision for credit losses	(1)	(27)	63	(144)	120	96	NM
Noninterest expense	1,075	2,955	469	269	608	(64)	77
Loss before income tax benefit	(751)	(3,188)	(780)	(95)	(707)	76	(6)
Income tax benefit	(317)	(1,339)	(641)	(103)	(272)	76	(17)
Less: Net income (loss) from noncontrolling interests	1	62	(34)	(38)	(114)	(98)	101
Net income (loss)	$(435)	(1,911)	(105)	46	(321)	77	(36)

Selected Balance Sheet Data (average)
Cash and due from banks, and interest-earning deposits with banks	$211,612	198,315	164,900	132,505	117,419	7	80
Available-for-sale debt securities	122,794	115,346	119,745	130,496	128,770	6	(5)
Held-to-maturity debt securities	257,088	261,103	266,012	270,999	272,718	(2)	(6)
Equity securities	15,958	15,906	15,784	15,327	15,519	—	3
Total loans	8,699	8,904	9,386	9,216	9,154	(2)	(5)
Total assets	663,483	645,573	623,339	610,417	596,087	3	11
Total deposits	119,606	122,880	113,978	84,752	60,807	(3)	97

Selected Balance Sheet Data (period-end)
Cash and due from banks, and interest-earning deposits with banks	$246,057	211,420	194,653	128,077	136,093	16	81
Available-for-sale debt securities	127,084	118,923	115,005	123,169	133,311	7	(5)
Held-to-maturity debt securities	255,761	259,748	264,248	269,414	274,202	(2)	(7)
Equity securities	15,798	15,810	15,496	15,097	15,200	—	4
Total loans	8,521	9,054	9,036	9,231	9,247	(6)	(8)
Total assets	699,401	674,075	641,455	593,597	620,241	4	13
Total deposits	121,993	124,294	128,714	92,023	65,682	(2)	86
NM – Not meaningful
(1)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED LOANS OUTSTANDING – PERIOD-END BALANCES, AVERAGE BALANCES, AND AVERAGE INTEREST RATES

	Quarter ended					Mar 31, 2024 $ Change from
($ in millions)	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023
Period-End Loans
Commercial and industrial	$372,963	380,388	382,527	386,011	384,690	(7,425)	(11,727)
Commercial real estate	148,786	150,616	152,486	154,276	154,707	(1,830)	(5,921)
Lease financing	16,579	16,423	16,038	15,334	14,820	156	1,759
Total commercial	538,328	547,427	551,051	555,621	554,217	(9,099)	(15,889)
Residential mortgage	257,622	260,724	263,174	265,085	267,138	(3,102)	(9,516)
Credit card	52,035	52,230	49,851	47,717	45,766	(195)	6,269
Auto	46,202	47,762	49,865	51,587	52,631	(1,560)	(6,429)
Other consumer	28,597	28,539	28,483	27,950	28,239	58	358
Total consumer	384,456	389,255	391,373	392,339	393,774	(4,799)	(9,318)
Total loans	$922,784	936,682	942,424	947,960	947,991	(13,898)	(25,207)

Average Loans
Commercial and industrial	$375,593	380,566	382,277	383,361	383,277	(4,973)	(7,684)
Commercial real estate	150,083	151,665	153,686	154,660	155,074	(1,582)	(4,991)
Lease financing	16,363	16,123	15,564	15,010	14,832	240	1,531
Total commercial	542,039	548,354	551,527	553,031	553,183	(6,315)	(11,144)
Residential mortgage	259,053	261,776	263,918	266,128	267,984	(2,723)	(8,931)
Credit card	51,708	51,249	48,889	46,762	45,842	459	5,866
Auto	47,114	48,554	51,014	51,880	53,065	(1,440)	(5,951)
Other consumer	28,161	28,108	27,845	28,105	28,577	53	(416)
Total consumer	386,036	389,687	391,666	392,875	395,468	(3,651)	(9,432)
Total loans	$928,075	938,041	943,193	945,906	948,651	(9,966)	(20,576)

Average Interest Rates
Commercial and industrial	7.18%	7.20	7.03	6.70	6.25
Commercial real estate	6.94	6.88	6.83	6.59	6.24
Lease financing	5.34	5.17	4.90	4.76	4.63
Total commercial	7.06	7.05	6.92	6.62	6.20
Residential mortgage	3.61	3.60	3.55	3.48	3.44
Credit card	13.14	13.03	13.08	12.96	12.74
Auto	4.98	4.90	4.78	4.67	4.56
Other consumer	8.62	8.68	8.65	8.29	7.74
Total consumer	5.42	5.37	5.26	5.11	4.98
Total loans	6.38%	6.35	6.23	5.99	5.69

Wells Fargo & Company and Subsidiaries
NET LOAN CHARGE-OFFS

	Quarter ended
	Mar 31, 2024		Dec 31, 2023		Sep 30, 2023		Jun 30, 2023		Mar 31, 2023		Mar 31, 2024 $ Change from
($ in millions)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Dec 31, 2023	Mar 31, 2023
By product:
Commercial and industrial	$148	0.16%	$90	0.09%	$93	0.10%	$119	0.12%	$43	0.05%	$58	105
Commercial real estate	187	0.50	377	0.99	93	0.24	79	0.21	17	0.04	(190)	170
Lease financing	6	0.13	5	0.14	2	0.07	2	0.05	3	0.07	1	3
Total commercial	341	0.25	472	0.34	188	0.13	200	0.15	63	0.05	(131)	278
Residential mortgage	(13)	(0.02)	3	—	(4)	(0.01)	(12)	(0.02)	(11)	(0.02)	(16)	(2)
Credit card	577	4.48	520	4.02	420	3.41	396	3.39	344	3.05	57	233
Auto	112	0.96	130	1.06	138	1.07	89	0.68	121	0.93	(18)	(9)
Other consumer	132	1.88	127	1.79	108	1.55	91	1.31	87	1.21	5	45
Total consumer	808	0.84	780	0.79	662	0.67	564	0.58	541	0.56	28	267
Total net loan charge-offs	$1,149	0.50%	$1,252	0.53%	$850	0.36%	$764	0.32%	$604	0.26%	$(103)	545
By segment:
Consumer Banking and Lending	$881	1.07%	$852	1.01%	$722	0.85%	$621	0.74%	$589	0.71%	$29	292
Commercial Banking	75	0.13	35	0.06	29	0.05	63	0.11	2	—	40	73
Corporate and Investing Banking	188	0.27	370	0.51	99	0.13	83	0.11	17	0.02	(182)	171
Wealth and Investment Management	6	0.03	—	—	1	—	(1)	—	(1)	—	6	7
Corporate	(1)	(0.05)	(5)	(0.22)	(1)	(0.04)	(2)	(0.09)	(3)	(0.13)	4	2
Total net loan charge-offs	$1,149	0.50%	$1,252	0.53%	$850	0.36%	$764	0.32%	$604	0.26%	$(103)	545
(1)Quarterly net loan charge-offs (recoveries) as a percentage of average loans are annualized.

Wells Fargo & Company and Subsidiaries
CHANGES IN ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Quarter ended					Mar 31, 2024 $ Change from
($ in millions)	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023
Balance, beginning of period	$15,088	15,064	14,786	13,705	13,609	24	1,479
Cumulative effect from change in accounting policy (1)	—	—	—	—	(429)	—	429
Balance, beginning of period, adjusted	15,088	15,064	14,786	13,705	13,180	24	1,908
Provision for credit losses for loans	926	1,274	1,143	1,839	1,129	(348)	(203)
Net loan charge-offs:
Commercial and industrial	(148)	(90)	(93)	(119)	(43)	(58)	(105)
Commercial real estate	(187)	(377)	(93)	(79)	(17)	190	(170)
Lease financing	(6)	(5)	(2)	(2)	(3)	(1)	(3)
Total commercial	(341)	(472)	(188)	(200)	(63)	131	(278)
Residential mortgage	13	(3)	4	12	11	16	2
Credit card	(577)	(520)	(420)	(396)	(344)	(57)	(233)
Auto	(112)	(130)	(138)	(89)	(121)	18	9
Other consumer	(132)	(127)	(108)	(91)	(87)	(5)	(45)
Total consumer	(808)	(780)	(662)	(564)	(541)	(28)	(267)
Net loan charge-offs	(1,149)	(1,252)	(850)	(764)	(604)	103	(545)
Other	(3)	2	(15)	6	—	(5)	(3)
Balance, end of period	$14,862	15,088	15,064	14,786	13,705	(226)	1,157
Components:
Allowance for loan losses	$14,421	14,606	14,554	14,258	13,120	(185)	1,301
Allowance for unfunded credit commitments	441	482	510	528	585	(41)	(144)
Allowance for credit losses for loans	$14,862	15,088	15,064	14,786	13,705	(226)	1,157
Ratio of allowance for loan losses to total net loan charge-offs (annualized)	3.12x	2.94	4.32	4.65	5.35
Allowance for loan losses as a percentage of:
Total loans	1.56%	1.56	1.54	1.50	1.38
Nonaccrual loans	179	177	182	207	218
Allowance for credit losses for loans as a percentage of:
Total loans	1.61	1.61	1.60	1.56	1.45
Nonaccrual loans	184	183	188	215	228
(1)Represents the decrease in our allowance for credit losses for loans as a result of our adoption of ASU 2022-02, Financial Instruments-Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures, on January 1, 2023.

Wells Fargo & Company and Subsidiaries
ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Mar 31, 2024		Dec 31, 2023		Sep 30, 2023		Jun 30, 2023		Mar 31, 2023
($ in millions)	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class
By product:
Commercial and industrial	$4,332	1.16%	$4,272	1.12%	$4,269	1.12%	$4,266	1.11%	$4,287	1.11%
Commercial real estate	3,782	2.54	3,939	2.62	3,842	2.52	3,618	2.35	2,724	1.76
Lease financing	203	1.22	201	1.22	199	1.24	197	1.28	213	1.44
Total commercial	8,317	1.54	8,412	1.54	8,310	1.51	8,081	1.45	7,224	1.30
Residential mortgage (1)	596	0.23	652	0.25	718	0.27	734	0.28	751	0.28
Credit card	4,321	8.30	4,223	8.09	4,021	8.07	3,865	8.10	3,641	7.96
Auto	894	1.93	1,042	2.18	1,264	2.53	1,408	2.73	1,449	2.75
Other consumer	734	2.57	759	2.66	751	2.64	698	2.50	640	2.27
Total consumer	6,545	1.70	6,676	1.72	6,754	1.73	6,705	1.71	6,481	1.65
Total allowance for credit losses for loans	$14,862	1.61%	$15,088	1.61%	$15,064	1.60%	$14,786	1.56%	$13,705	1.45%
By segment:
Consumer Banking and Lending	$7,361	2.24%	$7,453	2.24%	$7,515	2.24%	$7,469	2.22%	$7,215	2.14%
Commercial Banking	2,472	1.09	2,406	1.07	2,401	1.06	2,379	1.04	2,417	1.07
Corporate and Investing Banking	4,758	1.73	4,955	1.72	4,840	1.67	4,634	1.59	3,785	1.30
Wealth and Investment Management	258	0.31	260	0.31	279	0.34	290	0.35	265	0.32
Corporate	13	0.15	14	0.15	29	0.32	14	0.15	23	0.25
Total allowance for credit losses for loans	$14,862	1.61%	$15,088	1.61%	$15,064	1.60%	$14,786	1.56%	$13,705	1.45%
(1)Includes negative allowance for expected recoveries of amounts previously charged off.

Wells Fargo & Company and Subsidiaries
NONPERFORMING ASSETS (NONACCRUAL LOANS AND FORECLOSED ASSETS)

	Mar 31, 2024		Dec 31, 2023		Sep 30, 2023		Jun 30, 2023		Mar 31, 2023		Mar 31, 2024 $ Change from
($ in millions)	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Dec 31, 2023	Mar 31, 2023
By product:
Nonaccrual loans:
Commercial and industrial	$750	0.20%	$662	0.17%	$638	0.17%	$845	0.22%	$739	0.19%	$88	11
Commercial real estate	3,913	2.63	4,188	2.78	3,863	2.53	2,507	1.63	1,450	0.94	(275)	2,463
Lease financing	76	0.46	64	0.39	85	0.53	77	0.50	86	0.58	12	(10)
Total commercial	4,739	0.88	4,914	0.90	4,586	0.83	3,429	0.62	2,275	0.41	(175)	2,464
Residential mortgage (1)	3,193	1.24	3,192	1.22	3,258	1.24	3,289	1.24	3,552	1.33	1	(359)
Auto	109	0.24	115	0.24	126	0.25	135	0.26	145	0.28	(6)	(36)
Other consumer	34	0.12	35	0.12	32	0.11	33	0.12	38	0.13	(1)	(4)
Total consumer	3,336	0.87	3,342	0.86	3,416	0.87	3,457	0.88	3,735	0.95	(6)	(399)
Total nonaccrual loans	8,075	0.88	8,256	0.88	8,002	0.85	6,886	0.73	6,010	0.63	(181)	2,065
Foreclosed assets	165		187		177		133		132		(22)	33
Total nonperforming assets	$8,240	0.89%	$8,443	0.90%	$8,179	0.87%	$7,019	0.74%	$6,142	0.65%	$(203)	2,098
By segment:
Consumer Banking and Lending	$3,240	0.99%	$3,273	0.98%	$3,354	1.00%	$3,416	1.02%	$3,689	1.09%	$(33)	(449)
Commercial Banking	932	0.41	1,012	0.45	1,024	0.45	1,164	0.51	1,037	0.46	(80)	(105)
Corporate and Investing Banking	3,831	1.39	3,935	1.37	3,588	1.24	2,243	0.77	1,226	0.42	(104)	2,605
Wealth and Investment Management	237	0.29	223	0.27	213	0.26	196	0.24	190	0.23	14	47
Corporate	—	—	—	—	—	—	—	—	—	—	—	—
Total nonperforming assets	$8,240	0.89%	$8,443	0.90%	$8,179	0.87%	$7,019	0.74%	$6,142	0.65%	$(203)	2,098
(1)Residential mortgage loans predominantly insured by the FHA or guaranteed by the VA are not placed on nonaccrual status because they are insured or guaranteed.

Wells Fargo & Company and Subsidiaries
COMMERCIAL AND INDUSTRIAL LOANS AND LEASE FINANCING BY INDUSTRY

	Mar 31, 2024				Dec 31, 2023				Mar 31, 2023
($ in millions)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)
Financials except banks	$40	140,105	15%	$230,518	$9	146,635	16%	$234,513	$13	144,954	15%	$225,689
Technology, telecom and media	95	25,021	3	63,450	60	25,460	3	59,216	43	27,807	3	66,024
Real estate and construction	64	25,800	3	54,633	55	24,987	3	54,345	53	24,353	3	55,341
Retail	59	19,841	2	48,926	72	19,596	2	48,829	45	20,468	2	49,625
Equipment, machinery and parts manufacturing	35	25,914	3	48,633	37	24,785	3	48,265	177	24,569	3	46,773
Materials and commodities	86	15,301	2	38,653	112	14,235	2	37,758	82	16,960	2	40,199
Food and beverage manufacturing	20	16,321	2	33,212	15	16,047	2	33,957	5	16,890	2	33,480
Oil, gas and pipelines	30	10,125	1	32,316	2	10,730	1	32,544	48	9,782	1	30,991
Health care and pharmaceuticals	69	15,001	2	29,857	26	14,863	2	30,386	20	14,914	2	30,360
Auto related	11	15,669	2	29,298	8	15,203	2	28,795	8	13,926	1	28,485
Commercial services	43	10,813	1	26,054	37	11,095	1	26,025	32	11,536	1	27,067
Utilities	1	7,020	*	24,515	1	8,325	*	25,710	18	8,342	*	25,953
Diversified or miscellaneous	52	9,191	*	22,072	67	8,284	*	22,877	3	8,587	*	20,508
Entertainment and recreation	20	13,830	2	19,837	18	13,968	1	20,250	26	13,648	1	19,820
Insurance and fiduciaries	1	5,230	*	16,482	1	4,715	*	15,724	1	4,714	*	14,718
Transportation services	133	8,956	*	15,901	134	9,277	*	16,750	196	8,357	*	15,542
Agribusiness	17	6,476	*	11,927	31	6,466	*	12,080	7	6,215	*	11,516
Government and education	24	5,320	*	11,471	26	5,603	*	11,552	36	6,131	*	12,064
Banks	—	9,163	*	10,307	—	11,820	1	12,981	—	12,373	1	12,954
Other	26	4,445	*	12,486	15	4,717	*	12,297	12	4,984	*	11,981
Total	$826	389,542	42%	$780,548	$726	396,811	42%	$784,854	$825	399,510	42%	$779,090
*Less than 1%.
(1)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit and discretionary amounts where our approval or consent is required prior to any loan funding or commitment increase.

Wells Fargo & Company and Subsidiaries
COMMERCIAL REAL ESTATE LOANS BY PROPERTY TYPE (1)

	Mar 31, 2024				Dec 31, 2023				Mar 31, 2023
($ in millions)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)
Apartments	$46	42,680	5%	$50,101	$56	42,585	5%	$51,749	$8	40,032	4%	$51,266
Office (3)	3,136	30,477	3	32,725	3,357	31,526	3	34,295	725	35,671	4	39,867
Industrial/warehouse	26	25,734	3	27,972	28	25,413	3	28,493	36	20,487	2	24,415
Hotel/motel	186	12,523	1	13,239	171	12,725	1	13,612	151	12,801	1	13,889
Retail (excluding shopping center)	264	11,480	1	12,220	272	11,670	1	12,338	200	11,600	1	12,310
Shopping center	177	8,661	*	9,263	183	8,745	*	9,356	197	9,375	*	10,003
Institutional	41	5,795	*	6,403	81	5,986	*	6,568	31	7,691	*	9,027
Mixed use properties	27	2,971	*	3,095	32	3,511	*	3,763	87	5,396	*	6,555
Storage facility	—	2,744	*	2,964	—	2,782	*	3,002	—	2,997	*	3,293
1-4 family structure	—	1,397	*	2,756	—	1,195	*	2,691	—	1,249	*	3,325
Other	10	4,324	*	5,062	8	4,478	*	5,600	15	7,408	*	8,869
Total	$3,913	148,786	16%	$165,800	$4,188	150,616	16%	$171,467	$1,450	154,707	16%	$182,819
*Less than 1%.
(1)Our commercial real estate (CRE) loan portfolio is comprised of CRE mortgage and CRE construction loans.
(2)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.
(3)In second quarter 2023, we reclassified certain CRE loans to better align with regulatory reporting guidance, which resulted in a decrease in loans outstanding of approximately $2.0 billion to the office property type.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on investments in consolidated portfolio companies, net of applicable deferred taxes. The ratios are (i) tangible book value per common share, which represents tangible common equity divided by common shares outstanding; and (ii) return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that tangible book value per common share and return on average tangible common equity, which utilize tangible common equity, are useful financial measures because they enable management, investors, and others to assess the Company’s use of equity.

The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.

							Mar 31, 2024 % Change from
($ in millions)		Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023
Tangible book value per common share:
Total equity		$182,674	187,443	182,373	181,952	183,220	(3)%	—
Adjustments:
Preferred stock		(18,608)	(19,448)	(19,448)	(19,448)	(19,448)	4	4
Additional paid-in capital on preferred stock		146	157	157	173	173	(7)	(16)
Noncontrolling interests		(1,731)	(1,708)	(1,658)	(1,761)	(2,052)	(1)	16
Total common stockholders' equity	(A)	162,481	166,444	161,424	160,916	161,893	(2)	—
Adjustments:
Goodwill		(25,173)	(25,175)	(25,174)	(25,175)	(25,173)	—	—
Certain identifiable intangible assets (other than MSRs)		(107)	(118)	(132)	(145)	(139)	9	23
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets) (1)		(965)	(878)	(878)	(2,511)	(2,486)	(10)	61
Applicable deferred taxes related to goodwill and other intangible assets (2)		927	920	913	905	897	1	3
Tangible common equity	(B)	$137,163	141,193	136,153	133,990	134,992	(3)	2
Common shares outstanding	(C)	3,501.7	3,598.9	3,637.9	3,667.7	3,763.2	(3)	(7)
Book value per common share	(A)/(C)	46.40	46.25	44.37	43.87	43.02	—	8
Tangible book value per common share	(B)/(C)	39.17	39.23	37.43	36.53	35.87	—	9
(1)In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on investments in consolidated portfolio companies.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY (continued)

		Quarter ended					Mar 31, 2024 % Change from
($ in millions)		Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2023	Mar 31, 2023
Return on average tangible common equity:
Net income applicable to common stock	(A)	$4,313	3,160	5,450	4,659	4,713	36%	(8)
Average total equity		186,669	185,853	184,828	184,443	184,297	—	1
Adjustments:
Preferred stock		(19,291)	(19,448)	(20,441)	(19,448)	(19,448)	1	1
Additional paid-in capital on preferred stock		155	157	171	173	173	(1)	(10)
Noncontrolling interests		(1,710)	(1,664)	(1,775)	(1,924)	(2,019)	(3)	15
Average common stockholders’ equity	(B)	165,823	164,898	162,783	163,244	163,003	1	2
Adjustments:
Goodwill		(25,174)	(25,173)	(25,174)	(25,175)	(25,173)	—	—
Certain identifiable intangible assets (other than MSRs)		(112)	(124)	(137)	(140)	(145)	10	23
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets) (1)		(879)	(878)	(2,539)	(2,487)	(2,440)	—	64
Applicable deferred taxes related to goodwill and other intangible assets (2)		924	918	910	903	895	1	3
Average tangible common equity	(C)	$140,582	139,641	135,843	136,345	136,140	1	3
Return on average common stockholders’ equity (ROE) (annualized)	(A)/(B)	10.5%	7.6	13.3	11.4	11.7
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	12.3	9.0	15.9	13.7	14.0
(1)In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on investments in consolidated portfolio companies.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – STANDARDIZED APPROACH (1)

		Estimated
($ in billions)		Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023
Total equity		$182.7	187.4	182.4	182.0	183.2
Adjustments:
Preferred stock		(18.6)	(19.4)	(19.4)	(19.4)	(19.4)
Additional paid-in capital on preferred stock		0.1	0.1	0.1	0.1	0.2
Noncontrolling interests		(1.7)	(1.7)	(1.7)	(1.8)	(2.1)
Total common stockholders' equity		162.5	166.4	161.4	160.9	161.9
Adjustments:
Goodwill		(25.2)	(25.2)	(25.2)	(25.2)	(25.2)
Certain identifiable intangible assets (other than MSRs)		(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets) (2)		(1.0)	(0.9)	(0.9)	(2.5)	(2.5)
Applicable deferred taxes related to goodwill and other intangible assets (3)		0.9	0.9	0.9	0.9	0.9
Other (4)		(0.4)	(0.3)	0.1	0.2	(0.5)
Common Equity Tier 1	(A)	136.7	140.8	136.2	134.2	134.5
Preferred stock		18.6	19.4	19.4	19.4	19.4
Additional paid-in capital on preferred stock		(0.1)	(0.1)	(0.1)	(0.1)	(0.2)
Other		(0.3)	(0.3)	(0.3)	(0.3)	(0.2)
Total Tier 1 capital	(B)	154.9	159.8	155.2	153.2	153.5
Long-term debt and other instruments qualifying as Tier 2		19.0	19.0	19.1	19.7	20.3
Qualifying allowance for credit losses (5)		14.7	14.9	14.9	15.1	14.2
Other		(0.5)	(0.6)	(0.4)	(0.4)	(0.3)
Total qualifying capital	(C)	$188.1	193.1	188.8	187.6	187.7

Total risk-weighted assets (RWAs)	(D)	$1,220.7	1,231.7	1,237.1	1,250.7	1,243.8

Common Equity Tier 1 to total RWAs	(A)/(D)	11.2%	11.4	11.0	10.7	10.8
Tier 1 capital to total RWAs	(B)/(D)	12.7	13.0	12.6	12.2	12.3
Total capital to total RWAs	(C)/(D)	15.4	15.7	15.3	15.0	15.1
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
(2)In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on investments in consolidated portfolio companies.
(3)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(4)Includes a $60 million increase for each period in 2024 and a $120 million increase for each period in 2023 related to a current expected credit loss accounting standard (CECL) transition provision. In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.
(5)Under the Standardized Approach, the ACL is includable in Tier 2 capital up to 1.25% of Standardized credit RWAs with any excess ACL deducted from total RWAs.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – ADVANCED APPROACH (1)

		Estimated
($ in billions)		Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023
Total equity		$182.7	187.4	182.4	182.0	183.2
Adjustments:
Preferred stock		(18.6)	(19.4)	(19.4)	(19.4)	(19.4)
Additional paid-in capital on preferred stock		0.1	0.1	0.1	0.1	0.2
Noncontrolling interests		(1.7)	(1.7)	(1.7)	(1.8)	(2.1)
Total common stockholders' equity		162.5	166.4	161.4	160.9	161.9
Adjustments:
Goodwill		(25.2)	(25.2)	(25.2)	(25.2)	(25.2)
Certain identifiable intangible assets (other than MSRs)		(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets) (2)		(1.0)	(0.9)	(0.9)	(2.5)	(2.5)
Applicable deferred taxes related to goodwill and other intangible assets (3)		0.9	0.9	0.9	0.9	0.9
Other (4)		(0.4)	(0.3)	0.1	0.2	(0.5)
Common Equity Tier 1	(A)	136.7	140.8	136.2	134.2	134.5
Preferred stock		18.6	19.4	19.4	19.4	19.4
Additional paid-in capital on preferred stock		(0.1)	(0.1)	(0.1)	(0.1)	(0.2)
Other		(0.3)	(0.3)	(0.3)	(0.3)	(0.2)
Total Tier 1 capital	(B)	154.9	159.8	155.2	153.2	153.5
Long-term debt and other instruments qualifying as Tier 2		19.0	19.0	19.1	19.7	20.3
Qualifying allowance for credit losses (5)		4.4	4.5	4.5	4.5	4.5
Other		(0.5)	(0.6)	(0.4)	(0.4)	(0.3)
Total qualifying capital	(C)	$177.8	182.7	178.4	177.0	178.0

Total RWAs	(D)	$1,098.6	1,114.3	1,130.8	1,118.4	1,117.9

Common Equity Tier 1 to total RWAs	(A)/(D)	12.4%	12.6	12.0	12.0	12.0
Tier 1 capital to total RWAs	(B)/(D)	14.1	14.3	13.7	13.7	13.7
Total capital to total RWAs	(C)/(D)	16.2	16.4	15.8	15.8	15.9
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
(2)In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on investments in consolidated portfolio companies.
(3)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(4)Includes a $60 million increase for each period in 2024 and a $120 million increase for each period in 2023 related to a CECL transition provision. In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.
(5)Under the Advanced Approach, the ACL that exceeds expected credit losses is eligible for inclusion in Tier 2 capital, to the extent the excess allowance does not exceed 0.60% of Advanced credit RWAs with any excess ACL deducted from total RWAs.